Investment Securities (Sales Activities and Other-Than-Temporary Impairment Charges of Company's Investment Securities AFS are Summarized) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Sales proceeds	$ 43,177	$ 94,676	$ 255,232
Gross realized gains	3,075	1,044	5,030
Gross realized losses	(15)	(111)	(486)
Other-than-temporary impairment charges	(2,603)
Net gains (losses) on investment securities	$ 457	$ 933	$ 4,544